Exhibit 10.4.2

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 28, 2014, is entered into by and among AMEDICA CORPORATION, a Delaware corporation (“Borrower”), US SPINE, INC., a Delaware corporation (“Guarantor”), the Lenders (as defined below) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), in its capacity as administrative and collateral agent (together with its successors and assigns in such capacity, the “Agent”) for the Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, Borrower, Guarantor, Agent, and the lenders signatory thereto from time to time (each a “Lender” and, collectively, the “Lenders”), are parties to that certain Loan and Security Agreement, dated as of December 17, 2012 (as has been and may be amended, restated, supplemented, replaced, and otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein have the meanings given to them in the Loan Agreement except as otherwise expressly defined herein), pursuant to which Lenders and Agent have agreed to provide to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, Lenders, and Agent desire to amend certain provisions of the Loan Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1 AMENDMENTS TO LOAN AGREEMENT. Subject to the terms and conditions of this Amendment, including, without limitation, Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

(a) Liquidity Covenant. Section 7.10(b) of the Loan Agreement shall not be tested for the period from November 1, 2013 until February 28, 2014. Such limitation shall cease to be effective as of March 1, 2014 and thereafter, during which Borrower shall be required to comply with Section 7.10(b) of the Loan Agreement.

2 RESERVE. On the date hereof, Agent shall establish a Reserve pursuant to Section 2.1(b) of the Loan Agreement, in the amount of $500,000 (the “Fifth Amendment Reserve”), which shall remain in place until removed by Agent in its Permitted Discretion. For the avoidance of doubt, the Fifth Amendment Reserve is in addition to (i) the $500,000 Reserve established pursuant to that certain Third Amendment and Waiver to Loan and Security Agreement dated as of August 15, 2013, by and among Borrower, Guarantor, Agent and Lenders, and (ii) the $500,000 Reserve established pursuant to that certain Fourth Amendment to Loan and Security Agreement dated as of December 23, 2013, by and among Borrower, Guarantor, Agent and Lenders (“Fourth Amendment”).

3 AMENDMENT FEE. Borrower shall pay to Agent, for the benefit of Lenders in accordance with their Pro Rata Shares, an amendment fee in an amount equal to $200,000 on March 31, 2014 if Borrower has not terminated the Revolving Loan Commitments and paid all Obligations in full on or prior to March 31, 2014 (“Fifth Amendment Fee”). The Fifth Amendment Fee is in addition to the fees required in the Fourth Amendment and the other Loan Documents.

4 CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon satisfaction of each of the following conditions:

(a) No Default or Event of Default shall have occurred and be continuing;

(b) Agent shall have received one or more counterparts of this Amendment, duly executed, completed and delivered by Agent, each Lender and each Loan Party; and

(c) Agent shall have received all other documents and instruments as Agent or any Lender may reasonably deem necessary or appropriate to effectuate the intent and purpose of this Amendment.

5 REAFFIRMATION OF LOAN DOCUMENTS. By executing and delivering this Amendment, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Loan Agreement and the other Loan Documents, (ii) agrees that this Amendment shall be a “Loan Document” under the Loan Agreement and (iii) hereby expressly agrees that the Loan Agreement and each other Loan Document shall remain in full force and effect following any action contemplated in connection herewith.

6 REAFFIRMATION OF GRANT OF SECURITY INTEREST IN COLLATERAL. Each Loan Party hereby expressly reaffirms, ratifies and confirms its obligations under the Loan Agreement, including its grant, pledge and hypothecation to the Agent for the benefit of the Agent and each Lender, of the lien on and security interest in, all of its right, title and interest in, all of the Collateral.

7 NO OTHER CONSENTS OR AMENDMENTS. Except for the amendments set forth in this Amendment, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Loan Party’s Obligations under or in connection with the Loan Agreement and any other Loan Document or to modify, affect or impair the perfection or continuity of Agent’s security interest in, (on behalf of itself and Lenders) security titles to or other liens on any Collateral for the Obligations.

8 REPRESENTATIONS AND WARRANTIES; LIENS; NO DEFAULT, NO CONFLICT. Each Loan Party hereby represents, warrants and covenants with and to the Agent and Lenders as follows: (i) all of the representations and warranties set forth in the Loan Documents continue to be true and correct as of the date hereof, except to the extent such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct as of such prior date); (ii) there are no Defaults or Events of Default that have not been waived or cured; (iii) Agent has and shall continue to have valid, enforceable and perfected first-priority liens, subject only to Permitted

Liens, on and security interests in the Collateral and all other collateral heretofore granted by each Loan Party to Agent, for the benefit of the Agent and each Lender, pursuant to the Loan Documents or otherwise granted to or held by Agent, for the benefit of the Agent and each Lender, (iv) the agreements and obligations of Loan Parties contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by the application of general principles of equity, and (v) the execution, delivery and performance of this Amendment by each Loan Party will not violate any law, rule, regulation or order or contractual obligation or organizational document of such Loan Party and will not result in, or require, the creation or imposition of any lien, claim or encumbrance of any kind on any of its properties or revenues.

9 ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Amendment with its counsel.

10 SEVERABILITY OF PROVISIONS. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11 FURTHER ASSURANCES. Each Loan Party agrees that at any time and from time to time, at the expense of each Loan Party, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent or Lenders may reasonably request, in connection with this Amendment, or to enable them to exercise and enforce their rights and remedies under this Amendment, the Loan Agreement and the other Loan Documents.

12 COSTS AND EXPENSES. Each Loan Party shall be responsible for the payment of all fees, costs and expenses incurred by Agent and Lenders in connection with the preparation and negotiation of this Amendment, including, without limitation, any and all fees and expenses of Agent’s and Lenders’ counsel.

13 REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as modified by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

14 ACKNOWLEDGMENT OF EACH LOAN PARTY. Each Loan Party hereby acknowledges and agrees that: (i) it has no defense, offset or counterclaim with respect to the payment of any sum owed to Agent or Lenders, or with respect to the performance or observance of any warranty or covenant contained in the Loan Documents; and (ii) Agent and Lenders have performed all obligations and duties owed to each Loan Party through the date hereof.

15 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

16 HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

17 ENTIRE AGREEMENT. The Loan Agreement and the other Loan Documents as and when amended through this Amendment embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

18 COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, portable document format (.pdf), or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Loan and Security Agreement to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER: AMEDICA CORPORATION

By:	/s/ Eric K. Olson
Name: Title:	Eric K. Olson President and CEO

GUARANTOR: US SPINE, INC.

By:	/s/ Eric K. Olson
Name: Title:	Eric K. Olson President and CEO

AGENT AND LENDER: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender

By:	/s/ Scott R. Towers
Name: Title:	Scott R. Towers Duly Authorized Signatory

LENDER: ZIONS FIRST NATIONAL BANK

By:	/s/ Thomas C. Etzel
Name: Title:	Thomas C. Etzel Senior Vice President